UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 12, 2015 (January 11, 2015)

Date of Report (Date of earliest event reported)

Caesars Entertainment Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10413	75-1941623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

First Lien Noteholder Support of Restructuring

On January 12, 2015, Caesars Entertainment Corporation (“CEC”) and Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), announced that holders (the “Consenting Creditors”) of over 67% of claims in respect of CEOC’s 11.25% senior secured notes due 2017, CEOC’s 8.5% senior secured notes due 2020 and CEOC’s 9% senior secured notes due 2020 (collectively, the “First Lien Notes” and, the claims with respect thereto, the “First Lien Bond Claims”) have signed the Second Amended and Restated Restructuring Support and Forbearance Agreement, dated as of January 9, 2015 (the “RSA”), among CEC, CEOC and the Consenting Creditors. As previously disclosed by CEC and CEOC, 5:00 p.m., New York City time, on January 12, 2015 was the deadline for Consenting Creditors to sign the RSA to be entitled to the forbearance fee in an aggregate amount equal to 3.25% of the First Lien Bond Claims held by any such Consenting Creditor.

CEOC Statement Regarding Claims by Junior Bondholders

On January 12, 2015, CEOC issued a statement responding to an involuntary chapter 11 petition filed against CEOC by certain holders of its 10.00% Second-Priority Senior Secured Notes due 2018 in the U.S. bankruptcy court for the district of Delaware. A copy of the statement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Under CEOC’s senior secured credit facilities, an event of default occurs if an involuntary chapter 11 petition is filed against CEOC and such petition shall continue undismissed for 60 days or an order or decree approving the petition shall be entered. Under CEOC’s first-priority senior secured notes, second-priority senior secured notes and senior unsecured notes, an event of default occurs if a court enters an order or decree under bankruptcy law for relief against CEOC in an involuntary case and such order or decree remains unstayed and in effect for 60 days.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEOC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-Looking Statements

This filing contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “contemplated,” “might,” “expect,” “intend,” “could,” “would” or “estimate,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements and are found at various places throughout this Form 8-K. These forward-looking statements, including, without limitation, those relating to the restructuring of CEOC, wherever they occur in this filing, are based on CEOC management’s current expectations about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in CEOC’s reports filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein):

•	the impact of the filing of an involuntary chapter 11 petition against CEOC;

•	the ability to retain key employees during the restructuring of CEOC;

•	the effects of CEOC’s bankruptcy filing on CEOC and its subsidiaries and affiliates, including CEC, and the interests of various creditors, equity holders and other constituents;

•	the event that the restructuring support and forbearance agreement (the “RSA”) may not be consummated in accordance with its terms, or persons not party to the RSA may successfully challenge the implementation thereof;

•	the effect of bankruptcy court rulings in the Chapter 11 cases and the outcome of such cases in general;

•	the length of time CEOC will operate in the Chapter 11 cases or CEOC’s ability to comply with the milestones provided by the RSA;

•	risks associated with third party motions in the Chapter 11 cases, which may hinder or delay CEOC’s ability to consummate the restructuring of CEOC as contemplated by the RSA;

•	the potential adverse effects of Chapter 11 proceedings on CEOC’s liquidity or results of operations;

•	the impact of CEOC’s substantial indebtedness and the restrictions in CEOC’s debt agreements that might limit CEOC’s ability to negotiate and complete the restructuring of CEOC;

•	litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, and fines and taxation, including but not limited to, the assertion and outcome of litigation or other claims that may be brought against CEC and CEOC by certain creditors, some of whom have notified CEC and CEOC of their objection to various transactions undertaken by CEC and CEOC in 2013 and 2014;

•	CEOC’s significant liquidity requirements and substantial levels of indebtedness;

•	increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates in connection with the restructuring of CEOC;

•	economic, business, competitive, and/or regulatory factors affecting the businesses of CEOC and its subsidiaries and affiliates, including CEC, generally;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming industry in particular;

•	changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions, disciplines, and fines of courts, regulators, and governmental bodies;

•	the effects of competition, including locations of competitors, competition for new licenses and operating and market competition;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues;

•	access to insurance on reasonable terms for CEC and CEOC’s assets; and

•	the impact, if any, of unfunded pension benefits under multi-employer pension plans.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CEOC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 8.01	Other Events.

On January 11, 2015, CEC, CEOC and certain Consenting Creditors agreed to amend the form of the backstop commitment agreement attached to the term sheet to the RSA (the “Backstop Commitment Agreement”) to, among other things, list preferred backstop investors. A copy of the Backstop Commitment Agreement is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished and filed herewith:

Exhibit No.	Description

99.1	Text of statement, dated January 12, 2015.

99.2	Form of Backstop Commitment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

Date: January 12, 2015	By:	/s/ SCOTT E. WIEGAND
	Name:	Scott E. Wiegand
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of statement, dated January 12, 2015.

99.2	Form of Backstop Commitment Agreement.